Exhibit 99.2

Q2 2015 Earnings April 22, 2015

Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results and our planned sale of the Broadband Network Solutions business. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the operations of Measurement Specialties will not be successfully integrated into ours; the risk that revenue opportunities, cost savings and other anticipated synergies from the Measurement Specialties acquisition may not be fully realized or may take longer to realize than expected; and the risk that the sale of the Broadband Network Solutions business may not be consummated, or if consummated, we do not realize the anticipated benefits from such transaction. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 26, 2014 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. Forward-Looking Statements and Non-GAAP Measures 2

Strong Q2 Results Sales up 4% and 6% organic Y/Y to $3.08B, vs. implied Guidance of $3.16B Adjusted EPS up 6% to $0.91 Y/Y, above implied Guidance of $0.89 FX headwinds: $246M Revenue and $0.09 EPS Y/Y Free Cash Flow $217M; Returned $261M to shareholders Broadband Networks sale to CommScope on track to close by end of calendar 2015 Reporting Structure 3 segments – Transportation, Industrial, and new Communications segment BNS reported as Discontinued Operations in Q2 Increased Content Driving Growth 80% of Revenue driven by harsh applications Continued momentum in Sensors with design wins across market verticals TE provides key building blocks for the connected world TE Operating Advantage (TEOA) Delivering Strong Margins 34.3% Adjusted Gross Margin from Continuing Operations, up 70 bps Y/Y Continuing Operations Adjusted Operating Margin 16.4%, up 50 bps vs prior year Organic Sales Growth, Adjusted EPS, Adjusted Operating Margin, Adjusted Gross Margin, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Strong Operational Performance More Than Offsets FX Headwind Q2 2015 Summary 3

FY 2015 Summary

Continuing to Hold Full Year Outlook Despite Additional FX headwinds

- Adjusted EPS range of $3.60 - $3.74, up 11% vs prior year at Mid-Point
- FY15 organic revenue guidance up 6% vs prior year
- Strong performance in harsh businesses and SubCom
- FY15 FX headwinds total $1.01B in revenue and $0.38 in EPS vs prior year

	Sales	Adjusted EPS
FY15 Continuing Operations Implied January Guidance	**$12,790**	**$3.67**
FX	(235)	(0.07)
Operational Performance	(55)	0.07
FY15 Continuing Operations April Guidance	**$12,500**	**$3.67**

Expect Double Digit Adjusted Earnings Growth Despite Significant FX Headwinds

4

Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

TE connectivity

Y/Y Growth Rates Actual Organic Automotive $1,215 (6)% 4% Commercial Transportation 208 (9)% (1)% Sensors 187 282% 2%* Transportation Solutions $1,610 2% 3% $ in Millions Revenue TE Auto sales up 4% organically on 1% auto production growth Continuing to build strong design win pipeline Automotive organic growth across regions Commercial Transportation market slowing as expected; off highway continues to be soft New Sensor wins in multiple market verticals Adjusted Margin growth in Automotive and Commercial Transportation offset by M&A, Sensor investments and FX Business Performance Actual Up 2% Organic Up 3% Actual Organic Orders $1,653 5% 5% Adjusted Operating Margin Adjusted Operating Income $333M, Down 1% *Sensors organic sales growth represents TE’s organic sensors business, excluding the impact of the Measurement Specialties and AST acquisitions and changes in foreign currency exchange rates Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5

Y/Y Growth Rates Actual Organic Industrial Equipment $324 (2)% 6% Aerospace, Defense, Oil & Gas 303 11% 6% Energy 170 (9)% 4% Industrial Solutions $797 1% 5% $ in Millions Revenue 7 consecutive quarters of Y/Y organic growth Continued strength in Commercial Aerospace and steady growth in Industrial Equipment more than offsetting a weak Oil and Gas market AdvancedCath acquisition increases opportunity in the high growth medical interventional market Y/Y Adjusted margin expansion driven by revenue growth and TEOA initiatives which more than offsets FX headwinds Business Performance Actual Up 1% Organic Up 5% Actual Organic Orders $828 -% 3% Adjusted Operating Margin Adjusted Operating Income $112M, Up 5% Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Industrial Solutions 6

Y/Y Growth Rates Actual Organic Data & Devices $346 (10)% (6)% Appliances 159 (1)% 6% SubCom 170 181% 181% Communications Solutions $675 12% 16% $ in Millions Revenue Continued strong performance in Appliances business Strong performance and recovery in SubCom business Data & Devices decline Y/Y driven by low margin product exits and softness in APAC Adjusted Operating Margin doubled Y/Y due primarily to SubCom revenue growth and Data & Device portfolio benefits Business Performance Actual Up 12% Organic Up 16% Actual Organic Orders $522 (14)% (10)% Adjusted Operating Margin Adjusted Operating Income $61M, Up 126% Organic Sales Growth, Adjusted Operating Income, and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 7 Communications Solutions

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions, except per share amounts) Q2 FY14 Q2 FY15 Net Sales $ 2,964 $ 3,082 Operating Income $ 471 $ 448 Acquisition Related Charges 1 22 Restructuring & Other Charges, net (1) 36 Adjusted Operating Income $ 471 $ 506 Operating Margin 15.9% 14.5% Adjusted Operating Margin 15.9% 16.4% GAAP Earnings Per Share $ 0.82 $ 0.77 Acquisition Related Charges - 0.04 Restructuring & Other Charges, net (0.01) 0.11 Tax Items 0.05 - Adjusted EPS $ 0.86 $ 0.91 4% Sales growth & strong execution drive 50bps Adjusted Operating Margin expansion Q2 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Gross Margin increases 70 bps with productivity gains and leverage on additional volume Adjusted Operating margin expansion driven by TEOA initiatives and additional organic volume Timing of SubCom projects and payments impacting FCF Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, and Adjusted Operating Margin are non-GAAP measures; See Appendix for description and reconciliation. 16.0% TE Operating Advantage (TEOA) 9

Q3 Outlook*

	Revenue Guidance	Highlights
Transportation Solutions	Up Low Single Digits Up Mid Single Digits Organic	• Continued strong performance in Transportation with growth well in excess of 1% auto production growth
Industrial Solutions	Down Low Single Digits Up Low Single Digits Organic	• Expect continued strength in Commercial Aerospace and Industrial Equipment demand to offset weakness in Oil & Gas
Communications Solutions	Up Mid Teens Up High Teens Organic	• New SubCom AEC program now in force • Continue to drive operating margin expansion in Communications Solutions
TE Connectivity	Revenue $3.13B to $3.23B Adjusted EPS $0.85 to $0.89	• Revenue up 3% Actual and 7% Organic Y/Y at midpoint • Revenue growth more than offset by $330M FX impact • Adjusted EPS 0% - 5% Y/Y, includes ~$0.13 FX headwind

Revenue up 7% organically, with 2% adjusted EPS growth Y/Y including FX impact

10

* Assumes foreign exchange rates and commodity prices that are consistent with current levels
** Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

FY15 Outlook*

	Revenue Guidance
Transportation Solutions	Up Mid Single Digits Up Mid Single Digits Organic
Industrial Solutions	Flat Year Over Year Up Low Single Digits Organic
Communications Solutions	Up Mid Single Digits Up Low Double Digits Organic
TE Connectivity	Revenue of $12.35B - $12.65B Adjusted EPS of $3.60 - $3.74

Highlights

- Strong performance in our harsh environment business
- Transportation growth expected up mid single digits on global auto production growth of ~2% Y/Y
- Growing momentum in Sensors with new design wins in Automotive and other high growth applications
- SubCom revenues expected to be above $700M
- Strong operational performance more than offsets the FX headwinds $1B of Revenue and $.38 EPS

- Revenue up 4% at midpoint, up 6% organic at midpoint
- FX impacting revenue by ~$1.01B Y/Y
- Adjusted EPS up 11% at midpoint, with ~$0.38 FX headwind

Revenue up 6% organically, with 11% adjusted EPS growth Y/Y including FX impact

* Assumes foreign exchange rates and commodity prices that are consistent with current levels
** Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

11

Additional Information 12

8-K Recast Summary

(in millions) Segment and Industry End Market	December 28, 2012	March 29, 2013	June 28, 2013	September 27, 2013	December 27, 2013	March 28, 2014	June 27, 2014	September 26, 2014	December 26, 2014	September 27, 2013	September 26, 2014
	For the Quarters Ended									For the Years Ended	
Net Sales:											
Transportation Solutions:											
Automotive	$ 1,075	$ 1,152	$ 1,186	$ 1,158	$ 1,193	$ 1,293	$ 1,297	$ 1,228	$ 1,227	$ 4,571	$ 5,011
Commercial Transportation	145	184	204	192	199	229	239	212	206	725	879
Sensors	44	49	48	48	48	49	50	53	179	189	200
Total	1,264	1,385	1,438	1,398	1,440	1,571	1,586	1,493	1,612	5,485	6,090
Industrial Solutions:											
Industrial Equipment	295	305	335	349	322	330	349	363	311	1,284	1,364
Aerospace, Defense, Oil, and Gas	238	260	260	261	248	273	292	327	292	1,019	1,140
Energy	187	194	208	208	193	186	208	211	181	797	798
Total	720	759	803	818	763	789	849	901	784	3,100	3,302
Communications Solutions:											
Data and Devices	474	438	434	444	422	383	411	425	361	1,790	1,641
Appliances	141	153	162	162	152	160	177	168	158	618	657
Subsea Communications	108	82	104	103	85	61	52	85	134	397	283
Total	723	673	700	709	659	604	640	678	653	2,805	2,581
Total	**$ 2,707**	**$ 2,817**	**$ 2,941**	**$ 2,925**	**$ 2,862**	**$ 2,964**	**$ 3,075**	**$ 3,072**	**$ 3,049**	**$ 11,390**	**$ 11,973**
Adjusted Operating Income [1]:											
Transportation Solutions	$ 195	$ 251	$ 273	$ 261	$ 286	$ 337	$ 325	$ 305	$ 337	$ 980	$ 1,253
Industrial Solutions	82	98	104	130	97	107	123	142	98	414	469
Communications Solutions	60	41	53	73	42	27	27	41	66	227	137
Total	**$ 337**	**$ 390**	**$ 430**	**$ 464**	**$ 425**	**$ 471**	**$ 475**	**$ 488**	**$ 501**	**$ 1,621**	**$ 1,859**
Adjusted Operating Margin [1]:	12.4%	13.8%	14.6%	15.9%	14.8%	15.9%	15.4%	15.9%	16.4%	14.2%	15.5%
Adjusted EPS [1]:	**$ 0.57**	**$ 0.70**	**$ 0.73**	**$ 0.80**	**$ 0.72**	**$ 0.86**	**$ 0.85**	**$ 0.88**	**$ 0.89**	**$ 2.79**	**$ 3.31**
Impact of Divestiture											
Net Sales:	**$ (427)**	**$ (448)**	**$ (508)**	**$ (507)**	**$ (464)**	**$ (467)**	**$ (505)**	**$ (503)**	**$ (417)**	**$ (1,890)**	**$ (1,939)**
Adjusted Operating Income [1]:	**(53)**	**(53)**	**(79)**	**(75)**	**(61)**	**(61)**	**(75)**	**(83)**	**(54)**	**(260)**	**(280)**
Adjusted EPS [1]:	**$ (0.08)**	**$ (0.06)**	**$ (0.15)**	**$ (0.13)**	**$ (0.10)**	**$ (0.09)**	**$ (0.15)**	**$ (0.14)**	**$ (0.09)**	**$ (0.44)**	**$ (0.48)**

[1] A non-GAAP measure. See Appendix for description and reconciliation.

13

TE connectivity

Guidance Bridge Q2 2015 (performance versus implied guidance) 14 Sales Adjusted EPS Q2 2015 January Guidance $3,600 $1.00 Discontinued Operations (Implied in January Guidance) (440) (0.11) Q2 2015 Continuing Operations Implied January Guidance $3,160 $.89 FX (40) - Operational Performance (38) .02 Q2 2015 Continuing Operations Results $3,082 $.91 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation.

Y/Y Q2 2015 Continuing Ops Performance 15 Sales Adjusted EPS Q2 2014 Results (Previously Reported) $3,431 $.95 Discontinued Operations (467) (0.09) Q2 2014 Results (Recast in March 23, 2015 Form 8-K) $2,964 $.86 FX Impact (246) (0.09) Operational Performance 364 .14 Q2 2015 Continuing Operations Results $3,082 $.91 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation.

Guidance Bridge FY15 • January Guidance of $4.20 assumed: •Continuing Operations $3.67 •Divestiture $0.53 Adjusted EPS Sales • Form 8-K Filed March 23, 2015 Regarding Discontinued Operations FX (500) (0.20) • FY14 Adjusted EPS Contribution $0.48 Q1 FY15 Adjusted EPS Contribution $0.09 Strong seasonal EPS growth in 2H in FY13 and FY14 Implied FY15 divestiture contribution of $0.53 Operational Performance 150 0.20 • • Discontinued Operations (Implied in January Guidance) (1,860) (0.53) • $12,790 $3.67 Implied January Guidance • Reiterate Guidance of $3.67 despite FX headwind with: FX (235) (0.07) • • • • • Robust harsh portfolio Strong SubCom TE Operating Advantage (TEOA) M&A Integration Operational Execution Operational Performance (55) 0.07 Maintaining Guidance Despite FX Headwind 16 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. FY15 Continuing Operations April Guidance $12,500 $3.67 FY15 Continuing Operations FY15 January Guidance $14,650 $4.20 FY15 October Guidance $15,000 $4.20

Y/Y FY15 Expected Performance 17 Sales Adjusted EPS FY14 Results (Previously Reported) $13,912 $3.79 Discontinued Operations (1,939) (0.48) FY14 Results (Recast in March 23, 2015 Form 8-K) $11,973 $3.31 FX Impact (1,015) (0.38) Operational Performance 1,542 .74 FY15 Continuing Operations April Guidance $12,500 $3.67 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation.

Liquidity Summary ($ in Millions) Q2 2015 Q2 2014 Beginning Cash Balance $868 $1,397 Free Cash Flow 217 244 Dividends (118) (102) Share repurchases (130) (182) Acquisitions, net of cash acquired (218) (18) Proceeds from exercise of share options 72 52 Proceeds from issuance of debt and CP, net 255 50 Repayment of long-term debt (250) (57) Other 1 45 Ending Cash Balance $697 $1,429 Total Debt $4,126 $2,905 ($ in Millions) Q2 2015 Q2 2014 Cash from Continuing Operations $350 $411 Capital expenditures, net Pre-separation US tax payments (receipts) (155) 22 (146) (21) Free Cash Flow $217 $244 A/R - $ $2,094 $2,036 Days Sales Outstanding* 61 62 Inventory (Excl. CIP) - $ $1,650 $1,537 Days on Hand* 73 70 Accounts Payable - $ $1,233 $1,255 Days Outstanding* 55 57 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions. Free Cash Flow and Working Capital Liquidity, Cash & Debt Q2 Balance Sheet & Cash Flow Summary 18

Appendix 19

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using Organic Sales Growth in combination with net sales growth. We present gross margin and gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges, if any ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. We present operating income before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of special items that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income in order to better understand the amounts, character and impact of any increase or decrease on reported results. We present operating margin before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles 20

We present effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of special items and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should also consider these items in evaluating our free cash flow. Free Cash Flow as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using Free Cash Flow in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of free cash flow. Non-GAAP Measures (cont.) 21

Segment Summary Q2 FY2015 22  Segment Summary Q2 FY2015 ($ in millions) For the Quarters Ended Net Sales Adjusted Actual Organic Operating Segment Q2 FY15 Q2 FY14 Growth Growth (1) Margin (1) $ 1,610 $ 1,571 2.5% 3.0% 20.7% 797 789 1.0 5.2 14.1  675 604 11.8 15.9 9.0  $ 3,082 $ 2,964 4.0% 6.2% 16.4 %  For the Six Months Ended Net Sales Adjusted Actual Organic Operating Segment Q2 FY15 Q2 FY14 Growth Growth (1) Margin (1) $ 3,222 $ 3,011 7.0% 5.3% 20.8% 1,581 1,552 1.9 4.0 13.3  1,328 1,263 5.1 8.2 9.6  $ 6,131 $ 5,826 5.2% 5.6% 16.4%  (1) See description and reconciliation of non-GAAP measures contained in this appendix.

Reconciliation of Net Sales Growth– Q2 15 vs. Q2 14

	Change in Net Sales for the Quarter Ended March 27, 2015 versus Net Sales for the Quarter Ended March 28, 2014						Percentage of Segment's Total Net Sales for the Quarter Ended March 27, 2015
	Organic (1)		Translation (2)	Acquisitions	Total		
	($ in millions)						
Transportation Solutions (3):							
Automotive	$ 49	3.8 %	$ (127)	$ -	$ (78)	(6.0) %	75 %
Commercial Transportation	(3)	(1.3)	(18)	-	(21)	(9.2)	13
Sensors	1	1.7	(6)	143	138	281.6	12
Total	47	3.0	(151)	143	39	2.5	100 %
Industrial Solutions (3):							
Industrial Equipment	19	5.8	(27)	2	(6)	(1.8)	41
Aerospace, Defense, Oil, and Gas	15	5.5	(20)	35	30	11.0	38
Energy	7	3.5	(23)	-	(16)	(8.6)	21
Total	41	5.2	(70)	37	8	1.0	100 %
Communications Solutions (3):							
Data and Devices	(23)	(6.0)	(14)	-	(37)	(9.7)	51
Appliances	10	6.0	(11)	-	(1)	(0.6)	24
Subsea Communications	109	180.7	-	-	109	180.7	25
Total	96	15.9	(25)	-	71	11.8	100 %
Total	$ 184	6.2 %	$ (246)	$ 180	$ 118	4.0 %	

(1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

23

Reconciliation of Net Sales Growth– YTD Q2 15 vs. YTD Q2 14

	Change in Net Sales for the Six Months Ended March 27, 2015 versus Net Sales for the Six Months Ended March 28, 2014						Percentage of Segment's Total Net Sales for the Six Months Ended March 27, 2015
	Organic [1]		Translation [2]	Acquisitions	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 144	5.8 %	$ (188)	$ -	$ (44)	(1.8) %	76 %
Commercial Transportation	12	2.7	(26)	-	(14)	(3.3)	13
Sensors	4	4.5	(9)	274	269	277.3	11
Total	160	5.3	(223)	274	211	7.0	100 %
Industrial Solutions [3]:							
Industrial Equipment	20	3.1	(40)	3	(17)	(2.6)	40
Aerospace, Defense, Oil, and Gas	34	6.5	(29)	69	74	14.2	38
Energy	8	2.1	(36)	-	(28)	(7.4)	22
Total	62	4.0	(105)	72	29	1.9	100 %
Communications Solutions [3]:							
Data and Devices	(74)	(9.3)	(24)	-	(98)	(12.2)	53
Appliances	20	6.3	(15)	-	5	1.6	24
Subsea Communications	158	108.6	-	-	158	108.6	23
Total	104	8.2	(39)	-	65	5.1	100 %
Total	$ 326	5.6 %	$ (367)	$ 346	$ 305	5.2 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

24

TE connectivity

Reconciliation of Net Sales Growth by Segment and Geography – Q2 15 vs. Q2 14

Change in Net Sales for the Quarter Ended March 27, 2015 versus Net Sales for the Quarter Ended March 28, 2014

	Organic [1]		Translation [2]	Acquisitions	Total	
	($ in millions)					
Transportation Solutions:						
EMEA	$ 20	2.9 %	$ (117)	$ 62	$ (35)	(5.1) %
Asia-Pacific	23	4.2	(25)	21	19	3.5
Americas	4	1.1	(9)	60	55	15.9
Total	47	3.0	(151)	143	39	2.5
Industrial Solutions:						
EMEA	6	1.9	(57)	11	(40)	(12.2)
Asia-Pacific	11	7.2	(8)	2	5	3.4
Americas	24	7.6	(5)	24	43	13.7
Total	41	5.2	(70)	37	8	1.0
Communications Solutions:						
EMEA	7	8.2	(15)	-	(8)	(9.4)
Asia-Pacific	(30)	(8.6)	(9)	-	(39)	(11.3)
Americas	119	68.4	(1)	-	118	67.8
Total	96	15.9	(25)	-	71	11.8
Total:						
EMEA	33	3.0	(189)	73	(83)	(7.6)
Asia-Pacific	4	0.4	(42)	23	(15)	(1.4)
Americas	147	17.6	(15)	84	216	25.9
Total	$ 184	6.2 %	$ (246)	$ 180	$ 118	4.0 %

(1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

25

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 27, 2015 26 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 27, 2015 Operating Income: U.S. GAAP Adjustments Adjusted (Non-GAAP) (4)  Acquisition Related Charges (1) Restructuring and Other Charges, Net (2) Tax Items (3)   ($ in millions, except per share data)  Transportation Solutions $ 618 $ 51 $ 1 $ - $ 670 Industrial Solutions 170 22 18 - 210 Communications Solutions 85 - 42 - 127 Total $ 873 $ 73 $ 61 $ - $ 1,007 Operating Margin 14.2% 16.4% Other Income (Expense), Net $ (75) $ - $ - $ 94 $ 19 Income Tax (Expense) Benefit $ 15 $ (18) $ 7 $ (224) $ (220) Effective Tax Rate NM (5) 22.8% Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 751 $ 55 $ 68 $ (130) $ 744 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 1.82 $ 0.13 $ 0.16 $ (0.31) $ 1.80  Includes $33 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, $38 million of acquisition and integration costs, and $2 million of restructuring costs. Includes an income tax charge for the estimated tax impacts of certain intercompany dividends related to the restructuring and anticipated sale of the Broadband Network Solutions business. Includes $202 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $94 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax benefits related to the impacts of certain non-U.S. tax law changes and the associated reduction in the valuation allowance for tax loss carryforwards. See description of non-GAAP measures contained in this appendix. Not meaningful.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2015 27 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2015 Operating Income: U.S. GAAP Adjustments Adjusted (Non-GAAP) (4)  Acquisition Related Charges (1) Restructuring and Other Charges, Net (2) Tax Items (3)   ($ in millions, except per share data)  Transportation Solutions $ 323 $ 10 $ - $ - $ 333 Industrial Solutions 84 12 16 - 112 Communications Solutions 41 - 20 - 61 Total $ 448 $ 22 $ 36 $ - $ 506 Operating Margin 14.5% 16.4% Other Income (Expense), Net $ (5) $ - $ - $ 11 $ 6 Income Tax Expense $ (94) $ (4) $ 8 $ (13) $ (103) Effective Tax Rate 22.9% 21.5%  Income from Continuing Operations Attributable to TE Connectivity Ltd. $ 316 $ 18 $ 44 $ (2) $ 376 Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. $ 0.77 $ 0.04 $ 0.11 $ - $ 0.91  27 Includes $6 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, $14 million of acquisition and integration costs, and $2 million of restructuring costs. Includes an income tax charge for the estimated tax impacts of certain intercompany dividends related to the restructuring and anticipated sale of the Broadband Network Solutions business. Includes an income tax benefit associated with the settlement of audits of prior year income tax returns and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 26, 2014 28 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 26, 2014 Operating Income: U.S. GAAP Adjustments Adjusted (Non-GAAP) (3)  Acquisition Related Charges (1) Restructuring and Other Charges, Net Tax Items (2)   ($ in millions, except per share data)  Transportation Solutions $ 295 $ 41 $ 1 $ - $ 337 Industrial Solutions 86 10 2 - 98 Communications Solutions 44 - 22 - 66 Total $ 425 $ 51 $ 25 $ - $ 501 Operating Margin 13.9% 16.4% Other Income (Expense), Net $ (70) $ - $ - $ 83 $ 13 Income Tax (Expense) Benefit $ 109 $ (14) $ (1) $ (211) $ (117) Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 435 $ 37 $ 24 $ (128) $ 368 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 1.05 $ 0.09 $ 0.06 $ (0.31) $ 0.89  Includes $24 million of acquisition and integration costs and $27 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. Includes $189 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $83 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax benefits related to the impacts of certain non-U.S. tax law changes and the associated reduction in the valuation allowance for tax loss carryforwards. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2014 29 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2014 Operating Income: U.S. GAAP Adjustments Adjusted (Non-GAAP) (3)  Acquisition Related Charges (1) Restructuring and Other Charges, Net Tax Items (2)   ($ in millions, except per share data)  Transportation Solutions $ 1,245 $ 4 $ 4 $ - $ 1,253 Industrial Solutions 431 31 7 - 469 Communications Solutions 129 - 8 - 137 Total $ 1,805 $ 35 $ 19 $ - $ 1,859 Operating Margin 15.1% 15.5% Other Income, Net $ 63 $ - $ - $ (39) $ 24 Income Tax Expense $ (146) $ (7) $ (4) $ (239) $ (396) Effective Tax Rate 8.3% 22.3% Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 1,614 $ 28 $ 15 $ (278) $ 1,379 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 3.87 $ 0.07 $ 0.04 $ (0.67) $ 3.31  Includes $31 million of acquisition and integration charges and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales. Includes income tax benefits of $282 million recognized in connection with a reduction in the valuation allowance associated with certain tax loss carry forwards and income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters, including $18 million related to our share of a settlement agreement entered into by Tyco International with a former subsidiary. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 26, 2014 30 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 26, 2014 Operating Income: Transportation Solutions Industrial Solutions Communications Solutions U.S. GAAP Adjustments Adjusted (Non-GAAP) (3)  Acquisition Related Charges (1) Restructuring and Other Charges, Net Tax Items (2)   $ 297 113 41 ($ in millions, except per share data) $ 4 $ 4 $ - 29 - - - - - $ 305 142 41 Total $ 451 $ 33 $ 4 $ - $ 488 Operating Margin 14.7% 15.9% Other Income, Net $ 6 $ - $ - $ - $ 6 Income Tax (Expense) Benefit $ 185 $ (7) $ 3 $ (282) $ (101) Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 614 $ 26 $ 7 $ (282) $ 365 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 1.48 $ 0.06 $ 0.02 $ (0.68) $ 0.88  Includes $29 million of acquisition and integration costs and $4 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales. Income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 27, 2014 31 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 27, 2014 Operating Income: Transportation Solutions Industrial Solutions Communications Solutions Total U.S. GAAP Adjustments Adjusted (Non-GAAP) (1)  Acquisition Related Charges Restructuring and Other Charges, Net   $ 325 121 18 ($ in millions, except per share data) $ - $ - 1 1 - 9 $ 325 123 27  $ 464 $ 1 $ 10 $ 475 Operating Margin 15.1% 15.4% Other Income, Net $ 9 $ - $ - $ 9 Income Tax Expense $ (102) $ - $ (3) $ (105) Effective Tax Rate 22.7% 22.8% Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 347 $ 1 $ 7 $ 355 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 0.83 $ - $ 0.02 $ 0.85  (2) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 28, 2014 32 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 28, 2014 Operating Income: U.S. GAAP Adjustments Adjusted (2) Items (1)(Non-GAAP)  Acquisition Related Charges Restructuring and Other Charges, Net Tax   ($ in millions, except per share data)  Transportation Solutions $ 623 $ - $ - $ - $ 623 Industrial Solutions 197 1 6 - 204 Communications Solutions 70 (1) - 69 Total $ 890 $ 1 $ 5 $ - $ 896 Operating Margin 15.3% 15.4% Other Income, Net $ 48 $ - $ - $ (39) $ 9 Income Tax Expense $ (229) $ - $ (4) $ 43 $ (190) Effective Tax Rate 26.0% 22.4% Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 653 $ 1 $ 1 $ 4 $ 659 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 1.57 $ - $ - $ 0.01 $ 1.58  Includes income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters, including $18 million related to our share of a settlement agreement entered into by Tyco International with a former subsidiary. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 28, 2014 33 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 28, 2014 Adjustments Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (Credits), Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions Industrial Solutions Communications Solutions Total $ 338 102 31 $ ($ in millions, except per share data) - $ (1) $ - 1 4 - - (4) - $ 337 107 27  $ 471 $ 1 $ (1) $ - $ 471 Operating Margin 15.9% 15.9% Other Income, Net $ 16 $ - $ - $ (14) $ 2 Income Tax Expense $ (120) $ - $ (3) $ 36 $ (87) Effective Tax Rate 26.1% 19.5% Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 340 $ 1 $ (4) $ 22 $ 359 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 0.82 $ - $ (0.01) $ 0.05 $ 0.86  Includes income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 27, 2013 34  Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 27, 2013 Operating Income: Transportation Solutions Industrial Solutions Communications Solutions Total U.S. GAAP Adjustments Adjusted (Non-GAAP) (2)  Restructuring and Other Charges, Net Tax Items (1)   $ 285 95 39 ($ in millions, except per share data) $ 1 $ - 2 - 3 - $ 286 97 42  $ 419 $ 6 $ - $ 425 Operating Margin 14.6% 14.8% Other Income, Net $ 32 $ - $ (25) $ 7 Income Tax Expense $ (109) $ (1) $ 7 $ (103) Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 313 $ 5 $ (18) $ 300 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 0.75 $ 0.01 $ (0.04) $ 0.72 Includes income tax expense related to adjustments to prior year income tax returns. In addition, other income includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters, including $18 million related to our share of a settlement agreement entered into by Tyco International with a former subsidiary. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2013 35 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2013 Operating Income: U.S. GAAP Adjustments Adjusted (Non-GAAP) (2)  Acquisition Related Charges Restructuring and Other Charges, Net Tax Items (1)   ($ in millions, except per share data)  Transportation Solutions $ 934 $ 7 $ 39 $ - $ 980 Industrial Solutions 344 7 63 - 414 Communications Solutions 107 - 120 - 227 Total $ 1,385 $ 14 $ 222 $ - $ 1,621 Operating Margin 12.2% 14.2% Other Income (Expense), Net $ (183) $ - $ - $ 213 $ 30 Income Tax (Expense) Benefit $ 75 $ (5) $ (62) $ (354) $ (346) Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 1,154 $ 9 $ 160 $ (141) $ 1,182 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 2.73 $ 0.02 $ 0.38 $ (0.33) $ 2.79  35 Includes $331 million of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns, income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards, and income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 27, 2013 36 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 27, 2013 Operating Income: Transportation Solutions Industrial Solutions Communications Solutions U.S. GAAP Adjustments Adjusted (Non-GAAP) (2)  Acquisition Related Charges Restructuring and Other Charges, Net Tax Items (1)   $ 249 122 64 $ ($ in millions, except per share data) 2 $ 10 $ - 1 7 - - 9 - $ 261 130 73 Total $ 435 $ 3 $ 26 $ - $ 464 Operating Margin 14.9% 15.9% Other Income, Net $ 16 $ - $ - $ (9) $ 7 Income Tax Expense $ (58) $ (2) $ (5) $ (40) $ (105) Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 364 $ 1 $ 21 $ (49) $ 337 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 0.87 $ - $ 0.05 $ (0.12) $ 0.80  36 Includes income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards partially offset by income tax expense related to adjustments to prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2013 37 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2013 Operating Income: Transportation Solutions Industrial Solutions Communications Solutions Total U.S. GAAP Adjustments Adjusted (Non-GAAP) (2)  Acquisition Related Charges Restructuring and Other Charges, Net Tax Items (1)   $ 272 79 32 $ ($ in millions, except per share data) 1 $ - $ - 2 23 - - 21 - $ 273 104 53  $ 383 $ 3 $ 44 $ - $ 430 Operating Margin 13.0% 14.6% Other Income, Net $ 18 $ - $ - $ (8) $ 10 Income Tax Expense $ (89) $ (1) $ (13) $ - $ (103) Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 281 $ 2 $ 31 $ (8) $ 306 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 0.67 $ - $ 0.07 $ (0.02) $ 0.73  Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2013 38 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2013 Operating Income: U.S. GAAP Adjustments Adjusted (2) Items (1)(Non-GAAP)  Acquisition Related Charges Restructuring and Other Charges, Net Tax   ($ in millions, except per share data)  Transportation Solutions $ 231 $ 1 $ 19 $ - $ 251 Industrial Solutions 75 2 21 - 98 Communications Solutions (1) - 42 - 41 Total $ 305 $ 3 $ 82 $ - $ 390 Operating Margin 10.8% 13.8% Other Income, Net $ 9 $ - $ - $ (1) $ 8 Income Tax Expense $ (33) $ (1) $ (24) $ (13) $ (71) Income from Continuing Operations  Attributable to TE Connectivity Ltd. $ 250 $ 2 $ 58 $ (14) $ 296 Diluted Earnings per Share from  Continuing Operations Attributable to TE Connectivity Ltd. $ 0.59 $ - $ 0.14 $ (0.03) $ 0.70  Reflects income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns in certain non-U.S. locations partially offset by income tax expense related to adjustments to prior year income tax returns. See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 28, 2012

	U.S. GAAP	Adjustments: Acquisition Related Charges	Adjustments: Restructuring and Other Charges, Net	Adjustments: Tax Items [(1)]	Adjusted (Non-GAAP) [(2)]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 182	$ 3	$ 10	$ -	$ 195
Industrial Solutions	68	2	12	-	82
Communications Solutions	12	-	48	-	60
Total	$ 262	$ 5	$ 70	$ -	$ 337
Operating Margin	9.7%				12.4%
Other Income (Expense), Net	$ (226)	$ -	$ -	$ 231	$ 5
Income Tax (Expense) Benefit	$ 255	$ (1)	$ (20)	$ (301)	$ (67)
Income from Continuing Operations Attributable to TE Connectivity Ltd.	$ 259	$ 4	$ 50	$ (70)	$ 243
Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$ 0.61	$ 0.01	$ 0.12	$ (0.16)	$ 0.57

(1) Includes $331 million of income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns and the estimated impacts of certain intercompany dividends.

(2) See description of non-GAAP measures contained in this appendix.

39

TE connectivity

Reconciliation of Gross Margin & Gross Margin Percentage 40 Reconciliation of Gross Margin & Gross Margin Percentage  For the Quarters Ended For the Six Months Ended  March 27, 2015 March 28, 2014 March 27, 2015 March 28, 2014  ($ in millions)  Net Sales $ 3,082 $ 2,964 $ 6,131 $ 5,826 Cost of Sales 2,031 1,969 4,060 3,886 Gross Margin 1,051 995 2,071 1,940 Gross Margin Percentage 34.1% 33.6% 33.8% 33.3% Acquisition Related Charges 6 - 33 - Adjusted Gross Margin (1) $ 1,057 $ 995 $ 2,104 $ 1,940 Adjusted Gross Margin Percentage (1) 34.3% 33.6% 34.3% 33.3%  (1) See description of non-GAAP measures contained in this appendix.

Reconciliation of Free Cash Flow 41 Reconciliation of Free Cash Flow For the Quarters Ended For the Six Months Ended March 27, March 28, March 27, March 28, 2015 2014 2015 2014  (in millions)  Net cash provided by continuing operating activities $ 350 $ 411 $ 555 $ 740 Capital expenditures, net (155) (146) (285) (260) Payments (receipts) related to pre-separation U.S. tax matters, net 22 (21) 26 (21) Free cash flow (1) $ 217 $ 244 $ 296 $ 459  (1) See description of non-GAAP measures contained in this appendix.

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q2 2015 42 Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q2 2015 Recast (1) Outlook for the Outlook for the Quarter Ended Quarter Ended March 27, 2015 March 27, 2015 As of January 28, As of January 28, Diluted earnings per share from continuing operations attributable to TE 2015 2015   Connectivity Ltd. (GAAP) $ 0.91 $ 0.80 Restructuring and other charges, net 0.04 0.04 Acquisition related charges 0.05 0.05 Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (non-GAAP) (2) $ 1.00 $ 0.89  Recast to reflect the Broadband Network Solutions business as a discontinued operation. See description of non-GAAP measures contained in this appendix.

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q3 2015 and Fiscal 2015 As of April 22, 2015 43 Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q3 2015 and Fiscal 2015 As of April 22, 2015 Diluted earnings per share from continuing operations attributable to TE Outlook for the Quarter Ending June 26, 2015 Outlook for Fiscal 2015   Connectivity Ltd. (GAAP) $0.80 - 0.84 $3.51 - 3.65 Restructuring and other charges, net 0.01 0.18 Acquisition related charges 0.04 0.22 Tax items - (0.31) Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (non-GAAP) (1) $0.85 - 0.89 $3.60 - 3.74 Net sales growth (GAAP) 2 - 5% 3 - 6% Translation 10 - 11 8 (Acquisitions) divestitures (7) (6) Organic net sales growth (non-GAAP) (1) 5 - 9% 5 - 8%  (1) See description of non-GAAP measures contained in this appendix.

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Fiscal 2015 Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Fiscal 2015  Recast (1)  Outlook for Outlook for Outlook for Outlook for Fiscal 2015 Fiscal 2015 Fiscal 2015 Fiscal 2015 As of October 29, As of January 28, As of January 28, As of April 22 Diluted earnings per share from continuing operations attributable to TE 2014 2015 2015 2015   Connectivity Ltd. (GAAP) $ 4.14 $ 4.19 $ 3.66 $ 3.58 Restructuring and other charges, net 0.09 0.10 0.10 0.18 Acquisition related charges 0.23 0.22 0.22 0.22 Tax items (0.26) (0.31) (0.31) (0.31) Adjusted diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (non-GAAP) (2) $ 4.20 $ 4.20 $ 3.67 $ 3.67  Recast to reflect the Broadband Network Solutions business as a discontinued operation. See description of non-GAAP measures contained in this appendix.   44